U.S. Global Technology and Aerospace & Defense ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Australia - 8.0%
DroneShield Ltd. (a)	610,947	$1,606,003

Japan - 5.6%
AeroEdge Co. Ltd. (a)	45,966	1,135,356

Netherlands - 1.4%
Nebius Group NV (a)	2,710	281,190

Sweden - 6.7%
Mildef Group AB	92,159	1,347,341

United Kingdom - 1.1%
nVent Electric PLC (b)	1,924	227,571

United States - 76.6% (c)
Advanced Micro Devices, Inc. (a)	4,259	866,408
AeroVironment, Inc. (a)(b)	5,975	1,093,724
Ambarella, Inc. (a)(b)	12,836	660,733
Amphenol Corp. - Class A	1,787	225,787
Amprius Technologies, Inc. (a)	92,344	1,556,920
Astera Labs, Inc. (a)	10,443	1,144,553
Boeing Co. (a)	3,610	718,498
CoreWeave, Inc. - Class A (a)(b)	2,842	220,170
Credo Technology Group Holding Ltd. (a)	2,179	204,543
Innovative Solutions and Support, Inc. (a)	38,375	787,839
Lockheed Martin Corp.	1,420	858,234
Lumentum Holdings, Inc. (a)(b)	478	335,919
Marvell Technology, Inc.	10,702	1,060,033
Micron Technology, Inc.	3,358	1,134,467
NVIDIA Corp.	4,463	778,347
Palantir Technologies, Inc. - Class A (a)	6,380	933,266
SailPoint, Inc. (a)	20,845	275,988
Sandisk Corp. (a)	548	348,166
Super Micro Computer, Inc. (a)	7,026	159,982
Telos Corp. (a)	182,331	763,967
Ubiquiti, Inc.	314	248,151
Woodward, Inc.	2,380	851,850
Zscaler, Inc. (a)	1,939	272,022
		15,499,567
TOTAL COMMON STOCKS (Cost $20,956,815)		20,097,028

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.7%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (d)	1,565,490	1,565,490
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,565,490)		1,565,490

MONEY MARKET FUNDS - 0.7%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (d)	135,639	135,639
TOTAL MONEY MARKET FUNDS (Cost $135,639)		135,639

TOTAL INVESTMENTS - 107.8% (Cost $22,657,944)		21,798,157
Liabilities in Excess of Other Assets - (7.8)%		(1,573,155)
TOTAL NET ASSETS - 100.0%		$20,225,002

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $1,604,422.
(c)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(d)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

U.S. Global Technology and Aerospace & Defense ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$20,097,028	$–	$–	$20,097,028
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	1,565,490
Money Market Funds	135,639	–	–	135,639
Total Investments	$20,232,667	$–	$–	$21,798,157

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,565,490 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.